UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 27, 2023
Date of Report (date of earliest event reported)

POLARIS INC.
(Exact name of registrant as specified in its charter)

Delaware			1-11411	41-1790959
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Highway 55	Medina	Minnesota		55340
(Address of Principal Executive Offices)				(Zip Code)
(763) 542-0500
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	PII	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described below under Item 5.07, Polaris Inc. (the “Company”) held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”) on April 27, 2023. At the Annual Meeting, the Company’s shareholders approved the reincorporation of the Company from Minnesota to Delaware (the “Reincorporation”). In connection with the Reincorporation, the Company filed a Certificate of Incorporation (the “Certificate of Incorporation”) with the Delaware Secretary of State and adopted new Bylaws (the “Bylaws”). The forms of the Certificate of Incorporation and Bylaws were each attached as an exhibit to the Company’s proxy statement for the Annual Meeting (the “Proxy Statement”). The Certificate of Incorporation is filed as Exhibit 3.1 and the Bylaws are filed as Exhibit 3.2 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on April 27, 2023. Proxies for matters to be voted upon at the Annual Meeting were solicited pursuant to Regulation 14 under the Securities Exchange Act of 1934, as amended. Seven proposals were voted upon at the Annual Meeting. The proposals are described in detail in the Proxy Statement. Of the 56,985,195 shares of common stock outstanding on the record date of March 6, 2023, 52,426,580 shares were voted at the Annual Meeting. The final voting results and the votes used to determine the results for each proposal under the applicable voting standard (as disclosed in the Proxy Statement, including the treatment and effect of abstentions and broker non-votes) are set forth below.

1.The following nominees were elected as Class II members of the Board of Directors of the Company for three-year terms ending in 2026:

Name	For	Against	Abstain	Broker Non-Votes	% Voted For
George W. Bilicic	43,301,212	2,149,184	461,275	6,514,909	95.27%
Gary E. Hendrickson	37,398,035	8,035,225	478,411	6,514,909	82.31%
Gwenne A. Henricks	44,713,049	656,537	542,085	6,514,909	98.55%

The terms of the following directors continued after the Annual Meeting: Kevin M. Farr, Darryl R. Jackson, Michael T. Speetzen, John P. Wiehoff, Bernd F. Kessler, Lawrence D. Kingsley, and Gwynne E. Shotwell.

2.The compensation of the Company’s named executive officers was approved in a non-binding advisory vote:

For	Against	Abstain	Broker Non-Votes	% Voted For
43,292,026	2,302,628	317,017	6,514,909	94.95%

3.In a non-binding advisory vote, shareholders selected every “one year” as the frequency of future advisory votes on the compensation of named executive officers:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes	% Voted For One Year
44,673,052	333,047	585,804	319,768	6,514,909	97.98%

4.The proposal to change the Company’s state of incorporation from Minnesota to Delaware was approved:

For	Against	Abstain	Broker Non-Votes	% Outstanding Voted For
44,032,890	1,672,133	206,648	6,514,909	77.27%

5.The adoption of an exclusive forum provision in the Delaware Bylaws was not approved:

For	Against	Abstain	Broker Non-Votes	% Outstanding Voted For
22,425,318	23,161,556	324,797	6,514,909	39.35%

6.The adoption of an officer exculpation provision in the Delaware Certificate of Incorporation was approved:

For	Against	Abstain	Broker Non-Votes	% Outstanding Voted For
36,916,205	8,628,227	367,239	6,514,909	64.78%

7.The selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2023 was ratified:

For	Against	Abstain	% Voted For
50,924,650	1,195,063	306,867	97.14%

 Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit

3.1	Certificate of Incorporation of Polaris Inc.

3.2	Bylaws of Polaris Inc.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	May 1, 2023
POLARIS INC.

/s/ Lucy Clark Dougherty
Lucy Clark Dougherty
Senior Vice President—General Counsel and Secretary